FOURTH AMENDMENT TO
SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

THIS FOURTH AMENDMENT TO SECOND CONSOLIDATED AMENDED AND RESTATED MASTER LEASE (“Lease”) is executed and delivered as of this 1st day of October, 2010 and is entered into by OHI ASSET III (PA) TRUST, a Maryland business trust (“Lessor”), the successor by merger to OHI Asset II (OH), LLC, a Delaware limited liability company, and Ohio Lessor – Waterford & Crestwood, Inc., a Maryland corporation, the address of which is 200 International Circle, Suite 3500, Hunt Valley, MD 21030, OMG MSTR LSCO, LLC, an Ohio limited liability company (“Lessee One”), the successor by merger to CSC MSTR LSCO, LLC, and OMG LS LEASING CO., LLC, an Ohio limited liability company (“Lessee Two”, and collectively with Lessee One, “Lessee”), the address of which is 4700 Ashwood Drive, Suite 200, Cincinnati, OH 45241.

RECITALS

The circumstances underlying the execution and delivery of this Lease are as follows:

A. Lessee and Lessor have executed and delivered to each other a Second Consolidated Amended and Restated Master Lease dated as of April 18, 2008, as amended by a First Amendment to Second Consolidated Amended and Restated Master Lease dated as of July 31, 2009, a Second Amendment to Second Consolidated Amended and Restated Master Lease dated as of November 3, 2009, and a Third Amendment to Second Consolidated Amended and Restated Master Lease dated as of April 1, 2010 (the “Existing Master Lease”) pursuant to which Lessee leases from Lessor certain healthcare facilities located in Ohio and Pennsylvania.

B. Lessor and Lessee desire to amend the Existing Master Lease to provide for (i) the extension of a loan from Lessor to Lessee for the purposes of acquiring fixtures, equipment and other personal property for certain of the Facilities, and (ii) extend the term of the Existing Master Lease until April 20, 2022.

The parties agree as follows:

1. Definitions.

(a)           Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Existing Master Lease.

(b)           In addition to the other definitions contained herein, when used in this Amendment the following term shall have the following meaning:

Capex Note: means the Secured Capital Improvements Promissory Note dated as of the date of this Amendment from Lessee in favor of Lessor in the aggregate principal amount of Two Million Dollars ($2,000,000).

(c)           The following definition defined in §2.1 of the Existing Master Lease is hereby amended in its entirety as follows:

Expiration Date: means April 30, 2022 if the second Renewal Option has not been exercised, or April 30, 2032, if the second Renewal Option has been exercised but not the third Renewal Option, or April 30, 2042, if the third Renewal Option has been exercised.

(d)           From and after the date of this Amendment, each reference in the Transaction Documents to the Existing Master Lease, means the Existing Master Lease as modified by this Amendment.

2. Capex Loan.  Lessor hereby agrees to make the loan evidenced by the Capex Note for the purposes, and pursuant to the terms, set forth in the Capex Note.    In consideration of Lessor agreeing to make such loan, effective as of the “Due Date” as defined in the Capex Note, Lessee and each the Sublessees hereby transfers, assigns, and conveys to Lessor all right, title and interest in and to all fixtures, equipment and other property acquired with the proceeds of the loans evidenced by the Capex Note.  The Capex Note shall constitute a Transaction Document.

3. Section 1.3.  Section 1.3 of the Existing Master Lease is amended and restated in its entirety as follows:

1.3           Option to Renew.  Lessee is hereby granted three (3) successive options to renew this Lease.  The first option to renew has been exercised and is for the period of February 1, 2007 thru April 30, 2022.  Two additional options to renew shall be for a period of ten (10) Lease Years each, for a maximum Term if such options are exercised of approximately thirty-four (34) Lease Years.  Lessee’s exercise of the second and third options to renew this Lease are subject to the following terms and conditions (which conditions may be waived by Lessor in its sole discretion):

(a) An option to renew is exercisable only by Notice to Lessor at least one hundred and eighty (180) days, and not more than three hundred sixty (360) days, prior to the expiration of the Initial Term (or prior to the expiration of the preceding Renewal Term, as the case may be);

(b) No Event of Default or Unmatured Event of Default shall have occurred and be continuing either at the time a renewal option is exercised or at the commencement of a Renewal Term;

(c) During a Renewal Term, all of the terms and conditions of this Lease shall remain in full force and effect;

(d) Lessee may exercise its options to renew with respect to all (and no fewer than all) of the Leased Properties; and

(e) Lessee may only exercise an option to renew if the Option to Extend (as defined in the Maryland Loan Agreement) for a corresponding period of years is also exercised such that the Maturity Date (as defined in the Maryland Loan Agreement) and the Expiration Date are the same date.

4. Costs and Expenses.  Lessee shall pay Lessor’s reasonable costs and expenses, including reasonable attorneys fees, incurred in connection with this Amendment.

5. Execution and Counterparts.  This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

6. Headings.  Section headings used in this Amendment are for reference only and shall not affect the construction of the Amendment.

7. Enforceability of Transaction Documents.  Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect.  In the event of any discrepancy between any other Transaction Document and this Amendment, the terms and conditions of this Amendment will control and such other Transaction Document is deemed amended to conform hereto.

SIGNATURE PAGES FOLLOW

Signature Page to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSOR:

OHI ASSET III (PA) TRUST

By:	OHI Asset (PA), LLC, a Delaware limited liability company, its sole trustee

By:      Omega Healthcare Investors, a Maryland
corporation, its sole member

By:         /s/ Daniel J. Booth
Name:           Daniel J. Booth
Title:           Chief Operating Officer

THE STATE OF                          MARYLAND     )
)
COUNTY OF                                BALTIMORE    )

This instrument was acknowledged before me on the 13th day of October  , 2010, by Daniel J. Booth, the Chief Operating Officer of Omega Healthcare Investors, Inc., a Maryland corporation, the sole member of OHI Asset (PA), LLC, a Delaware limited liability company, the sole trustee of OHI Asset III (PA) Trust, a Maryland business trust, on behalf of said business trust.

                     Judith A. Jacobs
Notary Public   State of Maryland
County of Baltimore
My commission expires May 12, 2012

                                                                         Signature Page  of 2

Signature Page to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

LESSEE:

OMG MSTR LSCO, LLC

By:           HEALTH CARE HOLDINGS, LLC,
its Sole Member

By:           /s/ Charles R. Stoltz
Name:         Charles R. Stoltz
Title:           Treasurer

OMG LS LEASING CO., LLC

By:           OMG RE HOLDINGS, LLC,
its Sole Member

By:          /s/ Charles R. Stoltz
Name:         Charles R. Stoltz
Title:           Treasurer

THE STATE OF OHIO               )
               )
COUNTY OF   HAMILTON      )

This instrument was acknowledged before me on the 7th   day of October   , 2010, by Charles R. Stoltz, the Treasurer of HEALTH CARE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG MSTR LSCO, LLC, an Ohio limited liability company, and of OMG RE HOLDINGS, LLC, an Ohio limited liability company, the sole member of OMG LS LEASING CO., LLC, an Ohio limited liability company, on behalf of said companies.

       Monica R. Humbert
Notary Public   State of Ohio
My commission expires 07/28/2012

                                                                   Signature Page  of 2

Joinder to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

The undersigned hereby join in Section 2 of this Amendment.

SUBLESSEES:

BELMORE LEASING CO., LLC
WYANT LEASING CO., LLC
BRECKSVILLE LEASING CO., LLC
JARVIS LEASING CO., LLC
KOLBE LEASING CO., LLC
PEARL LEASING CO., LLC
PEARL II LEASING CO., LLC
PEARL III LEASING CO., LLC
MERIT LEASING CO., LLC
FALLING LEASING CO., LLC
FRONT LEASING CO., LLC
MIDLAND LEASING CO., LLC
GARDEN LEASING CO., LLC
SKYLINE (PA) LEASING CO., LLC
OLD LEASING CO., LLC
EMERY LEASING CO., LLC
AVIS LEASING CO., LLC
HERITAGE (OHIO) LEASING CO., LLC
GARDEN II LEASING CO., LLC
WATER LEASING CO., LLC
SOUTH II LEASING CO., LLC
SOUTH I LEASING CO., LLC
SOUTH III LEASING CO., LLC
FAIRCHILD (MD) LEASING CO., LLC
ROCKY RIVER LEASING CO., LLC
CLIME LEASING CO., LLC
ROYCE LEASING CO., LLC
EAST WATER LEASING CO., LLC

By:          /s/ Charles R. Stolz
Name:         Charles R. Stolz
Title:           CFO and Treasurer

                                                                      Joinder Page  of 2

Joinder to
FOURTH AMENDMENT TO SECOND
CONSOLIDATED AMENDED AND RESTATED MASTER LEASE
Multiple Facilities

STATE OF OHIO	)
) SS
COUNTY OF HAMILTON	)

The foregoing instrument was acknowledged before me this 7th    day of  October     , 2010, by Charles R. Stoltz, who is the CFO and Treasurer of each of the above listed companies, on behalf of such companies.

Monica R. Humbert , Notary Public Hamiltion County, Ohio My Commission Expires: 7/28/2012

                                                               Joinder Page  of 2